Exhibit 21.1
CREATIVE MEDIA & COMMUNITY TRUST CORPORATION

LIST OF SUBSIDIARIES

Entity	State of Formation	Type of Organization
1021 East 7th Street (Austin) GP, LLC	Delaware	LLC
1021 East 7th Street (Austin) Owner, L.P.	Delaware	LP
1130 Howard (SF) GP, LLC	Delaware	LLC
1130 Howard (SF) Owner, L.P.	Delaware	LP
9460 Wilshire Blvd GP, LLC	Delaware	LLC
9460 Wilshire Blvd (BH) Owner, L.P.	Delaware	LP
CIM Small Business Loan Trust 2018-1	Delaware	Trust
CIM Urban Holdings, LLC	Delaware	LLC
CIM Urban Partners, L.P.	Delaware	LP
CIM Urban REIT GP I, LLC	California	LLC
CIM Urban REIT GP II, LLC	Delaware	LLC
CIM Urban REIT Holdings, LLC	Delaware	LLC
CIM Urban REIT Properties IX, L.P.	Delaware	LP
CIM Urban REIT Properties XIII, L.P.	Delaware	LP
CIM Wilshire (Los Angeles) Investor, LLC	Delaware	LLC
CIM Wilshire (Los Angeles) Manager, LLC	Delaware	LLC
CIM/11600 Wilshire (Los Angeles) GP, LLC	Delaware	LLC
CIM/11600 Wilshire (Los Angeles), LP	Delaware	LP
CIM 11620 Wilshire (Los Angeles) GP, LLC	Delaware	LLC
CIM 11620 Wilshire (Los Angeles), LP	Delaware	LP
CIM/J Street Garage Sacramento GP, LLC	California	LLC
CIM/J Street Garage Sacramento, L.P	California	LLC
CIM/J Street Hotel Sacramento GP, LLC	California	LLC
CIM/J Street Hotel Sacramento, Inc.	California	Corporation
CIM/J Street Hotel Sacramento, L.P.	California	LP
CIM/J Street Garage Sacramento Owner, LLC	Delaware	LLC
CIM/J Street Hotel Sacramento ML, LLC	Delaware	LLC
CIM/J Street Hotel Sacramento Owner, LLC	Delaware	LLC
CIM/Oakland 1 Kaiser Plaza GP, LLC	Delaware	LLC
CIM/Oakland 1 Kaiser Plaza, LP	Delaware	LP
First Western SBLC, Inc.	Florida	Corporation
FW Asset Holding, LLC	Delaware	LLC
Lindblade Media Center (LA) Owner, LLC	Delaware	LLC
8944 Lindblade Street (LA) Owner LLC	Delaware	LLC
PMC Commercial Lending, LLC	Delaware	LLC
PMC Funding Corp.	Florida	Corporation
PMC Mortgage Corp., LLC	Delaware	LLC
PMC Preferred Capital Trust-A	Delaware	Trust
PMC Properties, Inc.	Delaware	Corporation
Two Kaiser Plaza (Oakland) Owner, LLC	Delaware	LLC
Urban Partners GP, LLC	Delaware	LLC
Urban Partners GP Manager, LLC	Delaware	LLC
1037 North Sycamore (Los Angeles) GP, LLC	Delaware	LLC

Entity	State of Formation	Type of Organization
1037 North Sycamore (Los Angeles) Owner, L.P.	Delaware	LP
3101 S Western (LA) Owner GP, LLC	Delaware	LLC
3101 S Western (LA) Owner L.P.	Delaware	LP
1910 Sunset Blvd JV (LA), L.P.	Delaware	LP
1910 Sunset Blvd (LA) GP, LLC	Delaware	LLC
1910 Sunset Blvd (LA), L.P.	Delaware	LP
3109 S. Western (Los Angeles) GP, LLC	Delaware	LLC
3109 S. Western (Los Angeles) Owner, L.P.	Delaware	LP
1007 E. 7th Street (Austin) GP, LLC	Delaware	LLC
1007 E. 7th Street (Austin) Owner, L.P.	Delaware	LP
3022 S. Western (LA) Owner GP, LLC	Delaware	LLC
3022 S. Western (LA) Owner, L.P.	Delaware	LP
Parcel F-3 (Oakland) Manager, LLC	Delaware	LLC
Parcel F-3 (Oakland) Holdings, LLC	Delaware	LLC
Parcel F-3 (Oakland) LTC, LLC	Delaware	LLC
Parcel F-3 (Oakland) Owner, LLC	Delaware	LLC
JLS F-3 (Oakland) Investor, LLC	Delaware	LLC
JLS F-3 (Oakland) Holdings Venture, LLC	Delaware	LLC
JLS F-3 (Oakland) Owner, LLC	Delaware	LLC
Channel House (Oakland) Manager, LLC	Delaware	LLC
Channel House (Oakland) Holdings, LLC	Delaware	LLC
Channel House (Oakland) LTC, LLC	Delaware	LLC
Channel House (Oakland) Owner, LLC	Delaware	LLC
Jack London Square Development (Oakland) Investor, LLC	Delaware	LLC
Jack London Square Development (Oakland) Holdings Venture, LLC	Delaware	LLC
Jack London Square Development (Oakland) Owner, LLC	Delaware	LLC
Parcel D 466 Water Street (Oakland) Manager, LLC	Delaware	LLC
Parcel D 466 Water Street (Oakland) Holdings, LLC	Delaware	LLC
Parcel D 466 Water Street (Oakland) LTC, LLC	Delaware	LLC
Parcel D 466 Water Street (Oakland) Owner, LLC	Delaware	LLC
466 Water Street (Oakland) Investor, LLC	Delaware	LLC
466 Water Street (Oakland) Holdings Venture, LLC	Delaware	LLC
466 Water Street (Oakland) Owner, LLC	Delaware	LLC
1902 Park Ave (Los Angeles) Owner Holdings, LLC	Delaware	LLC
1902 Park Avenue (Los Angeles) GP, LLC	Delaware	LLC
1902 Park Avenue (Los Angeles) Owner, L.P.	Delaware	LP
CMCT 1100 Clay (Oakland) Manager, LLC	Delaware	LLC
CMCT 1100 Clay (Oakland) Holdings, LLC	Delaware	LLC
CMCT 1100 Clay (Oakland) LTC, LLC	Delaware	LLC
CMCT 1100 Clay (Oakland) Owner, LLC	Delaware	LLC
1100 Clay Venture, LLC	Delaware	LLC
1100 Clay (Oakland) Owner, LLC	Delaware	LLC
4750 Wilshire Blvd. (LA) Owner, LLC	Delaware	LLC

4750 Co-Investor, LLC	Delaware	LLC
CMCT 4750 GP, LLC	Delaware	LLC
TO-4750 Wilshire Co-Investor, L.P.	Cayman Islands	LP
1915 Park Ave (LA), L.P.	Delaware	LP
1915 Park Ave (LA) GP, LLC	Delaware	LLC
CMCT 1015 N. Mansfield (LA) Member, LLC	Delaware	LLC
CIM/Eisen Hollywood, LLC	California	LLC
1015 N. Mansfield (LA), LLC	Delaware	LLC
CMCT NAV REIT	Maryland	Trust